UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2012

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 333-3863

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Janus Capital Group Inc. (the “Company”) was held in Denver, Colorado, on April 26, 2012.  At that meeting, the shareholders considered and acted upon the following proposals:

Proposal No. 1: Amendment to Certificate of Incorporation to Provide for Annual Election of Directors.  By the vote reflected below, our shareholders approved an amendment to the Company’s Certificate of Incorporation that will provide for the phased-in elimination of the classification of the Board of Directors and the annual election of all directors.

	For	Against	Abstain

Proposal 1	169,531,908	851,724	261,779

Proposal No. 2:  Election of Directors.  By the vote reflected below, our shareholders elected the following individuals as directors for a one-year term:

	For	Against	Abstain	Broker Non- Votes

Timothy K. Armour	129,898,076	25,520,275	455,621	14,771,439

J. Richard Fredericks	153,369,500	2,040,886	463,586	14,771,439

Lawrence E. Kochard	129,955,855	25,462,558	455,559	14,771,439

Proposal No. 3:  Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor. By the vote reflected below, our shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2012:

	For	Against	Abstain

Proposal 3	168,286,910	1,892,718	465,783

Proposal No. 4: Approval and Adoption of an Amendment to the Janus 2010 Long-Term Incentive Stock Plan to Increase Authorized Shares and Increase Grant Limits.  By the vote reflected below, our shareholders approved certain amendments to the Janus 2010 Long-Term Incentive Stock Plan:

	For	Against	Abstain	Broker Non- Votes

Proposal 4	129,412,728	26,162,896	298,348	14,771,439

Proposal No. 5:  Non-binding Advisory Vote to Approve Executive Compensation. By the vote reflected below, our shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

	For	Against	Abstain	Broker Non- Votes

Proposal 5	95,485,999	60,086,949	301,024	14,771,439

Proposal No. 6:  Non-binding Advisory Vote on a Shareholder Proposal for an Independent Chairman Policy. By the vote reflected below, our shareholders did not recommend that the Company’s Board of Directors adopt a policy requiring that the chairman be independent according to the applicable stock exchange listing standards:

	For	Against	Abstain	Broker Non- Votes

Proposal 6	61,676,617	82,869,765	9,238,630	16,759,147

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 26, 2012	By:	/s/ David W. Grawemeyer
Executive Vice President and General Counsel